Exhibit 10.11

Fax #866-302-2255 ******************* *CONFIRMING ORDER* *DO NOT DUPLICATE * *******************	PURCHASE ORDER	163812	Page 1
VICTAULIC			Rev
	Ship\ ALBURTIS FOUNDRY To / VICTAULIC 8023 QUARRY RD. ALBURTIS, PA 18011 USA

Date  1/14/10
Terms   net 30
FOB

Buyer 0 Conf ROBERT 03477 To ENERGY EDGE TECHNOLOGIES CORP 33 CHESTNUT TRAIL FLEMINGTON NJ 08822	Ship Via Mark For	Mail invoices to: Victaulic Box 31 Easton, PA 18044-0031 (610) 559-3300

VICTAULIC PART#, PURCHASE ORDER#, DESCRIPTION, QUANTITY, NET & GROSS WEIGHT MUST APPEAR ON ALL CORRESPONDENCE, INVIOCES, PACKAGES & SHIPPING PAPERS.  VICTAULIC TERMS & CONDITIONS APPLY.  CALL 610-923-3034 FOR A COPY IF NOT ON FILE W/YOUR CO.
>>PLEASE ACKNOWLEDGE RECEIPT OF THIS PO BY EMAIL OR FAX TO APPROPRIATE BUYER<<

It#	Quantity	Unt	Description	Date Req In Plant	Unit Price	Total
1	1	EA	LEGAL
			DRW#	2/28/10	9250.0000	9250.00
			SPECS:	REV#		.00
			LEGAL & PROF. SERVICES

			Energy audit per proposal.
					TOTAL TAX	.00
				PURCHASE ORDER TOTAL		9250.00

				MICHAEL J. CAHOON TEL: 610-559-3306 FAX: 610-923-3050 EMAIL: MCAHOON@VICTAULIC.COM